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                                                                    Exhibit 23.1

             CONSENT OF  INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
             ----------------------------------------------------


     We hereby consent to the use of our report dated January 7, 2000 relating to the consolidated financial statements of Shore Bancshares, Inc. and Subsidiary incorporated herein by reference and to the reference to our firm under the heading "Experts" in the prospectus.



                                         /s/  Stegman & Company
Baltimore, Maryland
September 25, 2000